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FORETHOUGHT LIFE INSURANCE COMPANY                                                  [FORERETIREMENT IV - I SHARE]
[300 North Meridian Street, Suite 1800                                         INDIVIDUAL VARIABLE ANNUITY APPLICATION
Indianapolis, IN 46204]

SEND APPLICATIONS VIA:             U.S. MAIL TO:                           PRIVATE EXPRESS CARRIER TO:             FACSIMILE TO:
                                   FORETHOUGHT LIFE INSURANCE CO.          FORETHOUGHT LIFE INSURANCE CO.          [(785) 286-6104]
                                   Annuity Service Center                  Annuity Service Center
                                   [P.O. Box 758502                        [Mail Zone 507
                                   Topeka, KS 66675-8502]                  5801 SW 6th Avenue
                                                                           Topeka, KS 66636]

QUESTIONS? PLEASE CALL:     ANNUITY SALES DESK:                            ANNUITY SERVICE CENTER:           OUR WEBSITE IS:
                            [1-877-454-4777]                               [1-866-645-2449]                  [www.forethought.com]

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                                                    SECTION 1: PRODUCT SELECTION
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[[_] I Share]
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                                                  SECTION 2: OWNERSHIP INFORMATION
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2A. TYPE OF OWNERSHIP
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[[_] Individual          [_] Custodian          [_] UTMA/UGMA          [_] Trust          [_] Corporation          [_] Other________
IF THE OWNER IS A TRUST, CORPORATION OR OTHER ENTITY, ADDITIONAL DOCUMENTATION MAY BE NECESSARY.]
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2B. OWNER INFORMATION
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[_] Male       [_] U.S. Citizen                         Date of Birth (MAX ISSUE AGE IS [80])     Social Security No./Taxpayer I.D.
[_] Female     [_] Resident Alien__________________
                                     Citizen of
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Full Name (FIRST, MIDDLE, LAST OR TRUST/ENTITY)                                                   Telephone Number

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Residential Address (PHYSICAL ADDRESS/NO P.O. BOX)      City/Town                                 State             Zip Code

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Mailing Address (IF DIFFERENT FROM ABOVE)               City/Town                                 State             Zip Code

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Email Address (EMAIL ADDRESS IS REQUESTED FOR COMMUNICATIONS RELATED TO YOUR CONTRACT.)

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2C. JOINT OWNER INFORMATION, IF APPLICABLE
    [IF THE OWNER IS A TRUST, CORPORATION OR OTHER ENTITY, OR IF THE ANNUITY IS QUALIFIED, JOINT OWNERSHIP IS NOT AVAILABLE.]
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[_] Male       [_] U.S. Citizen                         Date of Birth (MAX ISSUE AGE IS [80])     Social Security No./Taxpayer I.D.
[_] Female     [_] Resident Alien__________________
                                    Citizen of
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Full Name (FIRST, MIDDLE, LAST OR TRUST/ENTITY)                                                   Telephone Number

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Residential Address (PHYSICAL ADDRESS/NO P.O. BOX)      City/Town                                 State             Zip Code

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Mailing Address (IF DIFFERENT FROM ABOVE)               City/Town                                 State             Zip Code

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Relationship to Owner                 Email Address (EMAIL ADDRESS IS REQUESTED FOR COMMUNICATIONS RELATED TO YOUR CONTRACT.)

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                                                                                ----------------------------------------------------
Reserved for                                                                                 FOR BROKER DEALER USE ONLY
barcode                                                                         ----------------------------------------------------
                                                                                Network No.          Annuity No. (if established)
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ICC15.2-I-FLICAPP                          [ForeRetirement IV - I Share] Individual Variable Annuity                          Page 1
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FORETHOUGHT LIFE INSURANCE COMPANY
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                                             SECTION 2: OWNERSHIP INFORMATION CONTINUED
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2D. ANNUITANT INFORMATION
    ONLY COMPLETE THIS SECTION IF THE ANNUITANT IS NOT THE OWNER.
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[_] Male       [_] U.S. Citizen                         Date of Birth (MAX ISSUE AGE IS [80]      Social Security No./Taxpayer I.D.
[_] Female     [_] Resident Alien__________________     WITH A NON-NATURAL OWNER)
                                    Citizen of
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Full Name (FIRST, MIDDLE, LAST OR TRUST/ENTITY)                                                   Telephone Number

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Residential Address (PHYSICAL ADDRESS/NO P.O. BOX)      City/Town                                 State             Zip Code

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Mailing Address (IF DIFFERENT FROM ABOVE)               City/Town                                 State             Zip Code

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Relationship to Owner                 Email Address (EMAIL ADDRESS IS REQUESTED FOR COMMUNICATIONS RELATED TO YOUR CONTRACT.)

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2E. FOR NON-QUALIFIED CONTRACTS ONLY - JOINT ANNUITANT INFORMATION
    IF YOU WISH TO ELECT A JOINT ANNUITANT PLEASE COMPLETE THIS SECTION.
    ONLY AVAILABLE FOR NON-QUALIFIED CONTRACTS WITH NATURAL OWNERS.
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[_] Male       [_] U.S. Citizen                         Date of Birth                             Social Security No./Taxpayer I.D.
[_] Female     [_] Resident Alien__________________
                                    Citizen of
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Full Name (FIRST, MIDDLE, LAST OR TRUST/ENTITY)                                                   Telephone Number

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Residential Address (PHYSICAL ADDRESS/NO P.O. BOX)      City/Town                                 State             Zip Code

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Mailing Address (IF DIFFERENT FROM ABOVE)               City/Town                                 State             Zip Code

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Relationship to Owner                 Email Address (EMAIL ADDRESS IS REQUESTED FOR COMMUNICATIONS RELATED TO YOUR CONTRACT.)

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                                                 SECTION 3: BENEFICIARY INFORMATION
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[FOR CONTRACTS WITH A TRUST AS THE OWNER, THE TRUST MUST BE LISTED AS THE BENEFICIARY. FOR CUSTODIAL IRA CONTRACTS, THE CUSTODIAN
MUST BE LISTED AS THE BENEFICIARY.]

Indicate classifications of each Beneficiary:
     -    The percentage of the benefit for all Primary Beneficiaries must total 100% and the percentage of the benefit for all
          Contingent Beneficiaries must total 100%. Unless otherwise indicated, proceeds will be distributed equally.
     -    Payments to Contingent Beneficiaries only apply in the event there is no surviving Primary Beneficiary.
     -    If neither "Primary" nor "Contingent" is selected, we will treat any beneficiary as a Primary.
     -    If no selection is indicated for Per Stirpes, we will treat the distribution as per capita.
     -    If no selection is indicated for Irrevocability, we will treat the designation as revocable.

Please attach a separate sheet for additional beneficiaries.
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[_]  Primary         Per Stirpes:          Irrevocable:            Percentage     Date of Birth   Social Security No./Taxpayer I.D.
[_]  Contingent      [_]  Yes    [_]  No   [_]  Yes    [_]   No
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Full Name (FIRST, MIDDLE, LAST OR TRUST/ENTITY)                                                   Relationship to Owner

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Residential Address (PHYSICAL ADDRESS/NO P.O. BOX)      City/Town                                 State             Zip Code

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FORETHOUGHT LIFE INSURANCE COMPANY
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                                            SECTION 3: BENEFICIARY INFORMATION CONTINUED
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[_]  Primary         Per Stirpes:          Irrevocable:            Percentage     Date of Birth   Social Security No./Taxpayer I.D.
[_]  Contingent      [_]  Yes    [_] No    [_]  Yes    [_]   No
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Full Name (FIRST, MIDDLE, LAST OR TRUST/ENTITY)                                                   Relationship to Owner

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Residential Address (PHYSICAL ADDRESS/NO P.O. BOX)      City/Town                                 State             Zip Code

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[_]  Primary         Per Stirpes:          Irrevocable:            Percentage     Date of Birth   Social Security No./Taxpayer I.D.
[_]  Contingent      [_]  Yes    [_] No    [_]  Yes    [_]   No
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Full Name (FIRST, MIDDLE, LAST OR TRUST/ENTITY)                                                   Relationship to Owner

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Residential Address (PHYSICAL ADDRESS/NO P.O. BOX)      City/Town                                 State             Zip Code

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                                                   SECTION 4: ANNUITY INFORMATION
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4A. EXISTING ANNUITY OR LIFE INSURANCE COVERAGE
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1.     [_] Yes [_] No     DO YOU HAVE ANY EXISTING ANNUITY OR LIFE INSURANCE CONTRACTS?
                          IF YES, A STATE REPLACEMENT FORM IS REQUIRED FOR NAIC MODEL REGULATION STATES.

2.     [_] Yes [_] No     WILL THE ANNUITY BEING APPLIED FOR REPLACE (IN WHOLE OR IN PART) ONE OR MORE EXISTING ANNUITY OR LIFE
                          INSURANCE CONTRACTS?
                          IF YES, COMPLETE THE FOLLOWING AND SUBMIT A STATE REPLACEMENT FORM IF REQUIRED.


-----------------------------------------------     -----------------------------------------     ---------------------------
               Company Name                                 Policy or Annuity Number                      Year Issued
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4B. TYPE OF CONTRACT BEING REQUESTED
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[[_] Non-Qualified            [_] Traditional IRA                        [_] Roth IRA
 [_] SEP-IRA                  [_] Inherited Traditional IRA              [_] Inherited Roth IRA]
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4C. ANNUITY COMMENCEMENT DATE
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Annuity Commencement Date:_________________________________________
[IF NO DATE IS SPECIFIED, THE ANNUITY COMMENCEMENT DATE WILL BE THE LATER OF THE TENTH ANNIVERSARY OF THE CONTRACT OR THE OLDEST
OWNER'S 95TH BIRTHDAY. IN THE CASE OF A NON-NATURAL OWNER, IT WILL BE THE ANNUITANT'S 95TH BIRTHDAY.]
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4D. PREMIUM PAYMENTS
    PREMIUM PAYMENT AMOUNTS MAY BE RESTRICTED BY FORETHOUGHT. PLEASE REFER TO YOUR PROSPECTUS FOR DETAILS.
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                                     MAKE CHECKS PAYABLE TO FORETHOUGHT LIFE INSURANCE COMPANY.

                QUALIFIED CONTRACT PAYMENT TYPE                                   NON-QUALIFIED CONTRACT PAYMENT TYPE
                -------------------------------                                   -----------------------------------

Indicate type and amount of initial estimated payment(s):           Indicate type and amount of initial estimated payment(s):

  [_] Transfer            $____________________                       [_] 1035 Exchange            $____________________

  [_] Rollover            $____________________                       [_] Amount Enclosed          $____________________

  [_] Direct Rollover     $____________________                       [_] Non-Qualified Transfer of Assets    $____________________

  [_] Contribution        $____________________for tax year_____ IF NO YEAR IS INDICATED, CONTRIBUTION DEFAULTS TO CURRENT TAX YEAR.
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FORETHOUGHT LIFE INSURANCE COMPANY
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                                              SECTION 4: ANNUITY INFORMATION CONTINUED
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4E. OPTIONAL LIVING BENEFIT RIDER(S)
    THE RIDER(s) MAY NOT BE AVAILABLE IN ALL STATES OR THROUGH ALL FINANCIAL INTERMEDIARIES; ADDITIONALLY, SOME FEATURES MAY VARY.
    IF ELECTED, ADDITIONAL CHARGES, AGE AND INVESTMENT RESTRICTIONS MAY APPLY. PLEASE REFER TO YOUR PROSPECTUS FOR FULL DETAILS.
    OPTIONAL BENEFITS ARE NOT AVAILABLE FOR INHERITED IRA PLAN TYPES.
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YOU MUST ELECT ONE OF THE FOLLOWING OPTIONS. YOU MUST ALSO SELECT EITHER SINGLE OR JOINT IF ELECTING AN OPTIONAL RIDER.

[[_] None
                                                                    Single          Joint*
[_] Daily +5 Withdrawal Benefit* (MINIMUM ISSUE AGE IS [50])         [_]             [_]
[_] Daily 7 Withdrawal Benefit* (MINIMUM ISSUE AGE IS [60])          [_]             [_]]

[* PLEASE COMPLETE THE SECTION BELOW FOR THE JOINT/SPOUSE COVERED LIFE IF THE OWNER IS A CUSTODIAN AND THE JOINT OPTION WAS ELECTED.
   THE JOINT OPTION IS NOT AVAILABLE FOR OTHER NON-NATURAL ENTITY OWNED CONTRACTS.]

   [_] Male              ________________________________________________________________________
   [_] Female                                   Full Name (First, Middle, Last)

                         __________/__________/____          ____________________________________
                         Date of Birth (MM/DD/YYYY)          Social Security Number/Taxpayer I.D.
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4F. OPTIONAL DEATH BENEFIT RIDER(S)
    THE RIDER(S) MAY NOT BE AVAILABLE IN ALL STATES OR THROUGH ALL FINANCIAL INTERMEDIARIES; ADDITIONALLY, SOME FEATURES MAY VARY.
    IF ELECTED, ADDITIONAL CHARGES, AGE AND INVESTMENT RESTRICTIONS MAY APPLY. PLEASE REFER TO YOUR PROSPECTUS FOR FULL DETAILS.
    OPTIONAL BENEFITS ARE NOT AVAILABLE FOR INHERITED IRA PLAN TYPES.
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YOU MUST ELECT ONE OF THE FOLLOWING OPTIONS.

[[_] None (STANDARD DEATH BENEFIT STILL APPLIES)
[_]  Maximum Daily Value III (MAXIMUM ISSUE AGE IS [75])
[_]  Return of Premium III (MAXIMUM ISSUE AGE IS [80])
[_]  Legacy Lock(SM) IV* (MAXIMUM ISSUE AGE IS [70])]

[* LEGACY LOCK(SM) IV IS ONLY AVAILABLE IF YOU ELECTED THE DAILY +5 OR THE DAILY 7 WITHDRAWAL BENEFIT.]
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                                          SECTION 5: INSTRUCTIONS FOR INVESTMENT SELECTION
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Please complete SECTION 6 if you elected any of the following Optional Benefit riders:
     -    [Daily +5 Withdrawal Benefit OR
     -    Daily 7 Withdrawal Benefit OR
     -    Legacy Lock(SM) IV]

Please complete SECTION 7 if you elected any of the following Optional Benefit riders:
     -    [Maximum Daily Value III* OR
     -    Return of Premium III*]

[* IF YOU ELECTED EITHER MAXIMUM DAILY VALUE III OR RETURN OF PREMIUM III WITH EITHER THE DAILY +5 OR THE DAILY 7 WITHDRAWAL
BENEFIT, PLEASE COMPLETE SECTION 6 INSTEAD.]

Please complete SECTION 8 if you did not elect any Optional Benefit riders.
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FORETHOUGHT LIFE INSURANCE COMPANY
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                            SECTION 6: INVESTMENT SELECTION FOR [DAILY +5, DAILY 7, OR LEGACY LOCK(SM) VI]
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WE AUTOMATICALLY ALLOCATE 20% OF YOUR INITIAL PREMIUM PAYMENT TO THE FIXED ACCOUNT. YOU MAY ALLOCATE THE REMAINING 80% TO ANY OF THE
AVAILABLE SUB-ACCOUNT OPTIONS LISTED BELOW.

Please indicate in whole percentages.

Please make your Sub-Account selection(s) in the Initial Allocation column and ensure that it totals 100%.

 INITIAL
ALLOCATION   SUB-ACCOUNT OPTIONS
----------   -------------------
   20 %      Fixed Account(1)
[     %      American Funds Managed Risk Asset Allocation Fund
      %      FVIT American Funds(R) Managed Risk Portfolio
      %      FVIT Balanced Managed Risk Portfolio
      %      FVIT BlackRock Global Allocation Managed Risk Portfolio
      %      FVIT Franklin Dividend and Income Managed Risk Portfolio
      %      FVIT Goldman Sachs Dynamic Trends Allocation Portfolio
      %      FVIT Growth Managed Risk Portfolio Fund
      %      FVIT Moderate Growth Managed Risk Portfolio
      %      FVIT PIMCO Tactical Allocation Portfolio
      %      FVIT Select Advisor Managed Risk Portfolio
      %      FVIT WMC Research Managed Risk Portfolio]

(1)  TRANSFER RESTRICTIONS APPLY TO ASSETS INVESTED IN THE FIXED ACCOUNT. PLEASE REFER TO YOUR PROSPECTUS FOR DETAILS. NOT AVAILABLE
     FOR CUSTOM ASSET REBALANCING.

                                                  CUSTOM ASSET REBALANCING PROGRAM
                                                  --------------------------------

You cannot rebalance into the Fixed Account. PERCENTAGES ASSIGNED TO THE FIXED ACCOUNT WILL BE DISTRIBUTED PROPORTIONATELY AMONGST
YOUR REMAINING SUB-ACCOUNTS.

[_] Check here if you would like your Sub-Account allocations to rebalance.

Day of Month (1st - 28th):                   Frequency: [[_] Monthly      [_] Quarterly      [_] Semi-Annually      [_] Annually]
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                       SECTION 7: INVESTMENT SELECTION FOR [MAXIMUM DAILY VALUE III OR RETURN OF PREMIUM III]
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Please indicate in whole percentages.

Please make your Sub-Account selection(s) in the Initial Allocation column and ensure that it totals 100%.

 INITIAL
ALLOCATION   SUB-ACCOUNT OPTIONS
----------   -------------------
[     %      American Funds Managed Risk Asset Allocation Fund
      %      FVIT American Funds(R) Managed Risk Portfolio
      %      FVIT Balanced Managed Risk Portfolio
      %      FVIT BlackRock Global Allocation Managed Risk Portfolio
      %      FVIT Franklin Dividend and Income Managed Risk Portfolio
      %      FVIT Goldman Sachs Dynamic Trends Allocation Portfolio
      %      FVIT Growth Managed Risk Portfolio Fund
      %      FVIT Moderate Growth Managed Risk Portfolio
      %      FVIT PIMCO Tactical Allocation Portfolio
      %      FVIT Select Advisor Managed Risk Portfolio
      %      FVIT WMC Research Managed Risk Portfolio]
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FORETHOUGHT LIFE INSURANCE COMPANY
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                  SECTION 7: INVESTMENT SELECTION FOR [MAXIMUM DAILY VALUE III OR RETURN OF PREMIUM III] CONTINUED
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                                                  CUSTOM ASSET REBALANCING PROGRAM
                                                  --------------------------------

[_] Check here if you would like your Sub-Account allocations to rebalance.

Day of Month (1st - 28th):                   Frequency: [[_] Monthly      [_] Quarterly      [_] Semi-Annually      [_] Annually]
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                              SECTION 8: INVESTMENT SELECTION FOR NO OPTIONAL BENEFIT RIDER(S) ELECTED
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Please indicate in whole percentages.

Please make your Sub-Account selection(s) in the Initial Allocation column and ensure that it totals 100%.

 INITIAL
ALLOCATION   SUB-ACCOUNT OPTIONS (CONTINUED ON NEXT PAGE)
----------   --------------------------------------------
[     %      American Century VP Mid Cap Value Fund
      %      American Century VP Value Fund
      %      American Funds Global Growth and Income Fund
      %      American Funds Growth Fund
      %      American Funds Growth-Income Fund
      %      American Funds International Fund
      %      American Funds New World Fund
      %      American Funds Managed Risk Asset Allocation Fund
      %      BlackRock Capital Appreciation V.I. Fund
      %      BlackRock Equity Dividend V.I. Fund
      %      BlackRock Global Allocation V.I. Fund
      %      BlackRock High Yield V.I. Fund
      %      BlackRock U.S. Government Bond V.I. Fund
      %      Franklin Income VIP Fund
      %      Franklin Mutual Shares VIP Fund
      %      Franklin Rising Dividends VIP Fund
      %      Franklin Small Cap Value VIP Fund
      %      Franklin Strategic Income VIP Fund
      %      FVIT American Funds(R) Managed Risk Portfolio
      %      FVIT Balanced Managed Risk Portfolio
      %      FVIT BlackRock Global Allocation Managed Risk Portfolio
      %      FVIT Franklin Dividend and Income Managed Risk Portfolio
      %      FVIT Goldman Sachs Dynamic Trends Allocation Portfolio
      %      FVIT Growth Managed Risk Portfolio
      %      FVIT Moderate Growth Managed Risk Portfolio
      %      FVIT PIMCO Tactical Allocation Portfolio
      %      FVIT Select Advisor Managed Risk Portfolio
      %      FVIT WMC Research Managed Risk Portfolio
      %      Goldman Sachs Strategic Income Fund
      %      Hartford Capital Appreciation HLS Fund
      %      Hartford Dividend and Growth HLS Fund
      %      Hartford High Yield HLS Fund]
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FORETHOUGHT LIFE INSURANCE COMPANY
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                         SECTION 8: INVESTMENT SELECTION FOR NO OPTIONAL BENEFIT RIDER(S) ELECTED CONTINUED
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 INITIAL
ALLOCATION   SUB-ACCOUNT OPTIONS (CONTINUED FROM PREVIOUS PAGE)
----------   --------------------------------------------------
[     %      Hartford International Opportunities HLS Fund
      %      Hartford Total Return Bond HLS Fund
      %      Hartford Value HLS Fund
      %      HIMCO VIT Index Fund
      %      Invesco V.I. Balanced-Risk Allocation Fund
      %      Invesco V.I. Core Equity Fund
      %      Invesco V.I. International Growth Fund
      %      Invesco V.I. Mid Cap Core Equity Fund
      %      Invesco V.I. Money Market Fund
      %      Invesco V.I. Small Cap Equity Portfolio
      %      Lord Abbett Bond Debenture Portfolio
      %      Lord Abbett Fundamental Equity Portfolio
      %      Lord Abbett Growth Opportunities Portfolio
      %      MFS(R) Growth Series
      %      MFS(R) International Value Portfolio
      %      MFS(R) Investors Trust Series
      %      MFS(R) New Discovery Series
      %      MFS(R) Value Series
      %      PIMCO All Asset Portfolio
      %      PIMCO Global Dividend Portfolio
      %      PIMCO Total Return Portfolio
      %      Putnam VT Equity Income Fund
      %      Putnam VT Income Fund
      %      Putnam VT Voyager Fund
      %      Templeton Foreign VIP Fund
      %      Templeton Global Bond VIP Fund
      %      Templeton Growth VIP Fund]

                                                  CUSTOM ASSET REBALANCING PROGRAM
                                                  --------------------------------

[_] Check here if you would like your Sub-Account allocations to rebalance.

Day of Month (1st - 28th):                   Frequency: [[_] Monthly      [_] Quarterly      [_] Semi-Annually      [_] Annually]
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                                          SECTION 9: FINANCIAL PROFESSIONAL AUTHORIZATION
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DO YOU AUTHORIZE YOUR FINANCIAL PROFESSIONAL TO PERFORM BOTH FINANCIAL AND NON-FINANCIAL INSTRUCTIONS?

     [_] Yes          [_] No

If not checked, we will assume Your answer is "NO" to perform both financial and non-financial instructions.

You may revoke this authorization at any time by contacting our Annuity Service Center.
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FORETHOUGHT LIFE INSURANCE COMPANY
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                                                 SECTION 10: ADDITIONAL INFORMATION
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Please utilize this area for additional information such as, special instructions, annuity replacement information, trust/entity authorized individuals.

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                                                SECTION 11: NOTICES AND DISCLAIMERS
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Any person who knowingly presents a false statement in an application for insurance may be guilty of a crime and may be subject to penalties under law.
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                                        SECTION 12: OWNER ACKNOWLEDGEMENTS AND SIGNATURE(S)
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I acknowledge that I have received a copy of the Prospectus for this annuity.

I understand that if I have purchased another non-qualified annuity from Forethought Life Insurance Co. or an affiliated company this calendar year they will be considered as one annuity for tax purposes. If I take a distribution from any of these Contracts, the taxable amount of the distribution will be reported to me and the IRS based on the earnings in all such Contracts purchased during this calendar year.

This variable annuity is suitable for my investment time horizon, goals and objectives and financial situation and needs.

I UNDERSTAND THAT ANNUITY PAYMENTS, BENEFITS OR SURRENDER VALUES, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE SUB-ACCOUNTS, ARE
VARIABLE AND NOT GUARANTEED AS TO A DOLLAR AMOUNT.

I represent to the best of my knowledge and belief that the statements made in this application are true and complete.

NOTE: FOR TRUSTS, CORPORATIONS OR OTHER ENTITY-OWNED APPLICATIONS, ADDITIONAL INFORMATION MAY BE NECESSARY.

   REQUIRED -->   State where signed: ______________________________________________
                  IF THIS APPLICATION IS BEING SIGNED IN A STATE OTHER THAN THE OWNER'S STATE OF RESIDENCE, A CONTRACT SITUS FORM
                  MAY BE REQUIRED. [CONTRACT SITUS IS NOT PERMITTED IN MASSACHUSETTS, MINNESOTA AND UTAH.]

OWNER'S TAX CERTIFICATION (SUBSTITUTE W-9)

Under penalty of perjury, I certify that the Taxpayer Identification Number (TIN) I have listed on this form is my correct TIN. I further certify that the citizenship/residency status I have listed on this form is my correct citizenship/residency status.

[_]  I have been notified by the Internal Revenue Service that I am subject to backup withholding due to underreporting of interest or dividends.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED
TO AVOID BACKUP WITHHOLDING.

      SIGN HERE -->  ___________________________________________________                 __________/___________/__________
                                     Owner's Signature                                         Date (MM / DD / YYYY)

 TITLE (IF ANY) -->  _____________________________________________________________________________________________________
                     IF SIGNING ON BEHALF OF AN ENTITY, YOU MUST INDICATE YOUR OFFICIAL TITLE/POSITION WITH THE ENTITY.
                     IF SIGNING AS A TRUSTEE FOR A TRUST, PLEASE PROVIDE THE TRUSTEE DESIGNATION.

      SIGN HERE -->  ___________________________________________________                 __________/___________/__________
                                  Joint Owner's Signature                                      Date (MM / DD / YYYY)
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                                         PLEASE CONTINUE TO THE NEXT PAGE FOR SIGNATURE(S)


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                                SECTION 13: FINANCIAL PROFESSIONAL ACKNOWLEDGEMENTS AND SIGNATURE(S)
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13A. FINANCIAL PROFESSIONAL
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Full Name (FIRST, MIDDLE, LAST)                                                                   I.D. Number

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Email Address                                                                                     Telephone Number:

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Full Name (FIRST, MIDDLE, LAST)                                                                   I.D. Number

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Email Address                                                                                     Telephone Number:

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13B. BROKER-DEALER
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Firm Name

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13C. REQUIRED QUESTIONS
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1.  [_] Yes  [_] No   DO YOU HAVE ANY REASON TO BELIEVE THAT THIS APPLICANT HAS ANY EXISTING ANNUITY OR LIFE INSURANCE COVERAGE?

2.  [_] Yes  [_] No   DO YOU HAVE ANY REASON TO BELIEVE THAT THE ANNUITY APPLIED FOR IS TO REPLACE EXISTING ANNUITY OR LIFE
                      INSURANCE CONTRACTS?
                      IF YES, SUBMIT THE APPROPRIATE STATE REPLACEMENT FORM, IF REQUIRED.

FINANCIAL PROFESSIONAL STATEMENT

I am authorized and/or appointed to sell this variable annuity. I have fully discussed and explained the variable annuity features and charges including restrictions to the Owner. I believe this variable annuity is suitable given the Owner's investment time horizon, goals and objectives, and financial situation and needs. I represent that:

     (a)  I have delivered current applicable Prospectuses and any supplements for the variable annuity (which includes summary descriptions of the underlying investment options); and

     (b)  I have used only current Forethought Life Insurance Co. approved sales material.

I certify that I have truly and accurately recorded on this application the information provided by the applicant. I acknowledge that Forethought Life Insurance Co. will rely on this statement.

SIGN HERE -->  ___________________________________________________                 __________/___________/__________
                       Financial Professional's Signature                                Date (MM / DD / YYYY)

SIGN HERE -->  ___________________________________________________                 __________/___________/__________
                       Financial Professional's Signature                                Date (MM / DD / YYYY)
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